UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Inflation Focused Bond Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Inflation pressures seesawed throughout the last six months, as the pace of the economic recovery alternately exhibited promising signs and disappointing developments. As growth appeared to slacken late in the period, TIPS gave up some of their gains. Corporate profits grew much more robustly than the economy as a whole, meanwhile, providing a boost to corporate bond prices. Other major segments of the U.S. bond market, such as commercial and residential mortgage-backed securities, also performed well.

MARKET ENVIRONMENT

As 2010 came to a close, U.S. economic growth appeared to regain momentum with the assistance of additional monetary and fiscal stimulus. The Fed held short-term interest rates near 0% and began a second program of quantitative easing in which the central bank agreed to purchase $600 billion of longer-term Treasury bonds by mid-2011. The government extended tax cuts for two years that were set to expire at the end of 2010. Business activity continued to expand in this accommodative environment, and consumer income and spending grew steadily. Private employers added to payrolls, which helped to reduce an elevated national unemployment rate.

Nonetheless, the U.S. economy slowed a bit in the first quarter. The Commerce Department estimated that gross domestic product grew by only 1.8%—well below its 3.1% pace in the previous quarter. Meanwhile, darker clouds emerged overseas. The European sovereign debt crisis continued to unfold with a worsening outlook for Greece, Ireland, and Portugal. In what became known as the “Arab Spring,” political uprisings quickly spread across a wide swath of the Middle East and North Africa. Fears of supply disruptions in the oil-rich region caused crude prices to surge above $100 per barrel, taking a bite out of consumers’ purchasing power. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

Indeed, the U.S. economy appeared to hit a soft patch in the spring as a result of the stronger-than-anticipated supply disruptions in Japan and its negative impact on the U.S. automotive industry, which produces about two-thirds of Japanese vehicles. The job market unexpectedly dimmed as well, further suggesting that the fallout in Japan was reverberating in the U.S. Many economists scaled back their growth estimates for the second quarter. The housing market also remained depressed, with rising foreclosures and declining prices. The oversupply of houses could take two to three years to be sold off, depriving the recovery of 1.0% to 1.5% of growth that would normally come from a rebound in new construction.

PERFORMANCE

Your fund generated a gain of 2.17% and 3.61% during the 6- and 12-month periods ended May 31, 2011. The fund compared favorably with the Barclays Capital 1–3 Year U.S. Government/Credit Index and its Lipper peer group, which measures the performance of similar funds. However, the fund trailed its secondary index, the Barclays Capital 1–5 Year TIPS Index, for both periods. Effective May 1, 2011, the Barclays TIPS index became the primary benchmark because it more accurately reflects the fund’s allocation in the TIPS space. The fund’s net asset value rose slightly, from $5.08 at the end of November 2010 to $5.11 at the end of the current period, and dividends contributed $0.08 per share. As we like to point out, the objective of the fund is to provide greater income than a money market fund but with a higher degree of principal risk.

The fund was renamed in 2010, from the T. Rowe Price Short-Term Income Fund to the Inflation Focused Bond Fund. It remains an underlying fund of the T. Rowe Price Retirement Funds but was modified to focus more of its investment on bonds that are indexed to inflation, such as TIPS. By incorporating a direct allocation to TIPS within the portfolios of the Retirement Funds, we feel we can provide an improved ability for investors to sustain an inflation-adjusted withdrawal stream throughout their retirement years. Our research has shown that TIPS can serve as an effective diversifier by providing a direct link between portfolio returns and inflation, thus reducing the adverse impact of inflation volatility on portfolio returns. Further, the fund can now invest in longer-term bonds as the limits on maintaining a short-term average effective maturity have been removed.

Last April, the Inflation Focused Bond Fund passed an important threshold—its TIPS allocation exceeded 50% for the first time, up from 37% at the end of November. The transitioning of the fund has been gradual, reflecting liquidity considerations, the size of the market, and the general richness of the front-end of the TIPS market, as real yields are negative in many of the issues. Supply offered through the April five-year TIPS auction helped facilitate a final push of the fund to 60% in TIPS, where we targeted the allocation at the end of May.

Despite their modest yields, owning TIPS was beneficial during the six-month period. Over the past six months, inflation increased by 3.3%, or more than 6% on an annualized basis. Rising inflation expectations also added to the appeal of owning inflation protection, which helped TIPS handily outperform comparable Treasuries.

The fund maintained an out-of-benchmark position in corporate securities, with a large allocation in investment-grade bonds. While corporates produced decent results in the last six months, they did not perform as well as TIPS. Nevertheless, we expect to maintain a reasonable concentration of nongovernment securities in an attempt to produce favorable yields. The fund also retained a small position in asset-backed and commercial mortgage-backed securities.

OUTLOOK

Inflation expectations have dampened once again as the economy continues to work through a period of massive deleveraging that began nearly three years ago. While we cannot time the onset of renewed inflation, we do know that inflation has the ability to accelerate quickly and erode investors’ and consumers’ purchasing power. TIPS holdings offer inflation protection, and, within a broader asset allocation context, they give investors the opportunity to diversify their portfolios.

In the corporate bond sector, fundamentals remain strong as low funding rates and easy monetary policy continue to allow for improvement in balance sheet strength. However, relatively low yield spreads versus Treasuries increase the risk of merger and acquisition (M&A) activity within our asset class. While M&A activity has had a benign impact on bondholders to date, high cash positions create an environment for companies to add leverage to their financial profiles, which would put a damper on some areas of our market. Whatever scenario unfolds, our experienced team remains committed to our risk-conscious investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

Daniel O. Shackelford
Vice president and member of the fund’s Investment Advisory Committee

June 16, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital 1–5 Year TIPS Index: The index measures the performance of inflation protected public obligations of the U.S. Treasury with maturities of one to five years.

Barclays Capital 1–3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

	Year Ended 5/31/11‡	5/31/10‡	5/31/09‡	5/31/08‡	9/29/06 Through 5/31/07‡
NET ASSET VALUE					
Beginning of period	$ 5.06	$ 4.98	$ 5.03	$ 4.99	$ 5.00
Investment activities					
Net investment income	0.13	0.12	0.20	0.23	0.19
Net realized and unrealized gain (loss)	0.05	0.09	(0.04)	0.04	(0.04)
Total from investment activities	0.18	0.21	0.16	0.27	0.15
Distributions					
Net investment income	(0.13)	(0.12)	(0.20)	(0.23)	(0.16)
Net realized gain	–	–	(0.01)	–	–
Tax return of capital	–	(0.01)	–	–	–
Total distributions	(0.13)	(0.13)	(0.21)	(0.23)	(0.16)
NET ASSET VALUE					
End of period	**$ 5.11**	**$ 5.06**	**$ 4.98**	**$ 5.03**	**$ 4.99**

Ratios/Supplemental Data

Total return(1)	**3.61%**	**4.20%**	**3.33%**	**5.51%**	**2.95%**
Ratio of total expenses to average net assets	0.50%	0.52%(2)	0.50%	0.50%	0.50%(3)
Ratio of net investment income to average net assets	2.55%	2.43%	4.14%	4.59%	4.75%(3)
Portfolio turnover rate	57.2%	53.2%	26.7%	59.0%	39.0%(3)
Net assets, end of period (in millions)	$ 2,766	$ 1,978	$ 1,251	$ 1,434	$ 1,008

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Includes interest expense (0.02% of average net assets) on TALF loans.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 20.2%		
Aerospace & Defense 0.1%		
General Dynamics, 1.80%, 7/15/11	1,095	1,097
Lockheed Martin, 4.121%, 3/14/13	2,700	2,856
		3,953
Airlines 0.4%		
Southwest Airlines, 6.50%, 3/1/12	9,225	9,602
		9,602
Automotive 0.1%		
PACCAR Financial, 1.95%, 12/17/12	2,945	3,001
		3,001
Banking 7.0%		
American Express Centurion Bank, 5.55%, 10/17/12	955	1,012
ANZ National International, 2.375%, 12/21/12 (1)	5,690	5,780
Bank of America, VR, 1.693%, 1/30/14	6,770	6,833
Bank of Nova Scotia, 2.375%, 12/17/13	6,880	7,077
Barclays Bank, 2.50%, 1/23/13	9,665	9,890
BB&T, 3.375%, 9/25/13	1,590	1,663
BB&T, 3.85%, 7/27/12	595	616
BB&T, 6.50%, 8/1/11	3,320	3,353
Citigroup, VR, 1.235%, 4/1/14	16,960	16,913
Commonwealth Bank of Australia, 2.75%, 10/15/12 (1)	3,455	3,528
Credit Suisse Group, 3.45%, 7/2/12	3,700	3,815
Deutsche Bank AG/London, 5.375%, 10/12/12	8,370	8,881
Fifth Third Bancorp, 6.25%, 5/1/13	3,750	4,073
Goldman Sachs Group, VR, 1.268%, 2/7/14	21,065	20,897
HSBC Bank, 1.625%, 8/12/13 (1)	7,660	7,698
JPMorgan Chase, VR, 1.023%, 5/2/14	13,615	13,607

Morgan Stanley, VR, 1.874%, 1/24/14	19,030	19,173
National Australia Bank, 2.35%, 11/16/12 (1)	6,020	6,066
Nordea Bank, 2.50%, 11/13/12 (1)	3,175	3,244
Rabobank Nederland, 2.65%, 8/17/12 (1)	5,900	6,027
Royal Bank of Scotland, 3.40%, 8/23/13	7,210	7,397
Santander U.S. Debt, 2.485%, 1/18/13 (1)	900	894
U.S. Bancorp, 1.375%, 9/13/13	3,755	3,766
U.S. Bancorp, 2.00%, 6/14/13	2,120	2,164
U.S. Bank, 6.375%, 8/1/11	4,915	4,961
UBS Stamford, VR, 1.273%, 1/28/14	7,965	8,011
UBS Stamford, VR, 1.359%, 2/23/12	4,620	4,649
Wells Fargo, 5.25%, 10/23/12	3,895	4,135
Westpac Banking, 2.10%, 8/2/13	6,150	6,250
		192,373
Beverages 0.7%		
Anheuser-Busch InBev, 3.00%, 10/15/12	3,895	4,008
Anheuser-Busch InBev, 7.20%, 1/15/14	7,475	8,540
SABMiller, 6.20%, 7/1/11 (1)	5,975	6,000
		18,548
Building Products 0.4%		
CRH America, 5.30%, 10/15/13	1,860	1,996
Lafarge, 6.15%, 7/15/11	9,270	9,324
		11,320
Cable Operators 0.4%		
Time Warner Cable, 5.40%, 7/2/12	9,354	9,811
		9,811

Conglomerates 0.8%		
GE Capital, VR, 0.924%, 4/7/14	23,050	23,038
		23,038
Consumer Products 0.0%		
Whirlpool, 6.125%, 6/15/11	715	716
		716
Diversified Chemicals 0.4%		
Dow Chemical, 4.85%, 8/15/12	7,370	7,716
Praxair, 2.125%, 6/14/13	3,695	3,790
		11,506
Drugs 0.2%		
Teva Pharmaceutical Finance III, 1.50%, 6/15/12	5,215	5,254
		5,254
Energy 0.6%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	5,280	5,521
Great Plains Energy, 2.75%, 8/15/13	3,715	3,802
Kinder Morgan, 6.50%, 9/1/12	1,468	1,551
Plains All American Pipeline, 4.25%, 9/1/12	3,500	3,636
Transocean, 5.25%, 3/15/13	2,410	2,564
		17,074
Entertainment & Leisure 0.1%		
Walt Disney, 5.70%, 7/15/11	2,370	2,385
		2,385
Exploration & Production 0.3%		
Canadian Natural Resources, 5.15%, 2/1/13	3,710	3,957

Canadian Natural Resources, 5.45%, 10/1/12	2,120	2,247
Noble Holding International, 3.45%, 8/1/15	995	1,036
		7,240
Financial 0.1%		
American Express, 5.25%, 9/12/11	1,660	1,681
Household Finance, 6.375%, 11/27/12	2,210	2,379
		4,060
Food Processing 0.0%		
McCormick, 5.80%, 7/15/11	495	498
		498
Food/Tobacco 0.3%		
Altria Group, 8.50%, 11/10/13	6,110	7,114
B.A.T. International Finance, 8.125%, 11/15/13 (1)	360	417
		7,531
Gas & Gas Transmission 0.3%		
Enterprise Products Operations, 5.90%, 4/15/13	4,950	5,359
Texas Gas Transmission, 5.50%, 4/1/13 (1)	3,457	3,689
		9,048
Health Care 1.0%		
AmerisourceBergen, 5.625%, 9/15/12	5,575	5,896
Boston Scientific, 4.50%, 1/15/15	2,530	2,668
Express Scripts, 5.25%, 6/15/12	9,345	9,756
Watson Pharmaceuticals, 5.00%, 8/15/14	5,440	5,921
WellPoint, 6.80%, 8/1/12	2,400	2,567
		26,808

Petroleum 0.7%		
Devon Financing, 6.875%, 9/30/11	5,860	5,976
SeaRiver Maritime, Zero Coupon, 9/1/12	4,920	4,777
Shell International Finance, 1.875%, 3/25/13	8,145	8,324
		19,077
Publishing 0.1%		
Thomson Reuters, 5.95%, 7/15/13	2,100	2,306
		2,306
Railroads 0.1%		
CSX, 5.75%, 3/15/13	1,775	1,918
		1,918
Real Estate Investment Trusts 0.0%		
AvalonBay Communities, 6.625%, 9/15/11	598	608
		608
Retail 0.1%		
Staples, 9.75%, 1/15/14	2,470	2,952
		2,952
Services 0.3%		
Republic Services, 6.75%, 8/15/11	8,270	8,370
		8,370
Telephones 1.0%		
AT&T, 4.95%, 1/15/13	2,300	2,447
AT&T, 6.70%, 11/15/13	2,075	2,334
Telecom Italia Capital, 5.25%, 11/15/13	6,925	7,369
Telecom Italia Capital, 6.20%, 7/18/11	1,895	1,908

Verizon Virginia, 4.625%, 3/15/13	12,280	12,983
		27,041
Transportation 0.1%		
GATX Corporation, 5.50%, 2/15/12	3,915	4,014
		4,014
Transportation Services 0.1%		
ERAC USA Finance, 2.75%, 7/1/13 (1)	3,790	3,877
		3,877
Utilities 1.2%		
Alabama Power, 4.85%, 12/15/12	2,035	2,162
Allegheny Energy Supply, STEP, 8.25%, 4/15/12 (1)	2,355	2,498
Appalachian Power, 5.65%, 8/15/12	2,845	2,996
Carolina Power & Light, 6.50%, 7/15/12	155	165
Duke Energy Ohio, 2.10%, 6/15/13	2,800	2,868
NiSource Finance, 6.15%, 3/1/13	2,465	2,667
Northeast Utilities, 5.65%, 6/1/13	6,920	7,470
Ohio Power, 5.75%, 9/1/13	3,225	3,518
PPL Electric Utilities, 7.125%, 11/30/13	195	222
Veolia Environnement, 5.25%, 6/3/13	5,525	5,952
Virginia Electric & Power, 5.10%, 11/30/12	2,910	3,095
		33,613
Wireless Communications 0.2%		
Rogers Communications, 6.25%, 6/15/13	4,670	5,149
		5,149
Wireline Communications 0.3%		
Telefonica Emisiones, 2.582%, 4/26/13	10	10

Telefonica Emisiones, 5.855%, 2/4/13	4,585	4,910
Telefonica Emisiones, 5.984%, 6/20/11	2,110	2,115
		7,035
Total Corporate Bonds (Cost $543,178)		557,899

ASSET-BACKED SECURITIES 4.9%

Asset-Backed Other 0.0%

Marriott Vacation Club Owner Trust Series 2005-2, Class A 5.25%, 10/20/27 (1)	135	139
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	144	149
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	34	35
		323

Auto Backed 1.9%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	583	586
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	712	715
CarMax Auto Owner Trust Series 2010-2, Class A3 1.41%, 2/16/15	5,345	5,377
CarMax Auto Owner Trust Series 2010-2, Class A4 2.04%, 10/15/15	5,185	5,285
CitiFinancial Auto Issuance Trust Series 2009-1, Class A3 2.59%, 10/15/13 (1)	4,551	4,614

CitiFinancial Auto Issuance Trust Series 2009-1, Class A4 3.15%, 8/15/16 (1)	3,980	4,103
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	4,515	4,670
Ford Credit Auto Owner Trust Series 2009-E, Class A3 1.51%, 1/15/14	3,164	3,182
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	3,119	3,201
Ford Credit Auto Owner Trust Series 2010-B, Class A3 0.98%, 10/15/14	3,410	3,427
GS Auto Loan Trust Series 2007-1, Class A4 5.48%, 12/15/14	5,271	5,289
Honda Auto Receivables Owner Trust Series 2010-2, Class A3 1.34%, 3/18/14	5,100	5,126
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	5,430	5,641
JPMorgan Auto Receivables Trust Series 2007-A, Class A4 5.19%, 2/15/14 (1)	280	280
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	131	131
Toyota Auto Receivables Owner Trust Series 2010-B, Class A4 1.47%, 1/17/17	2,460	2,492
Volkswagen Auto Lease Trust Series 2009-A, Class A3 3.41%, 4/16/12	117	118
		54,237

Morgan Stanley Capital I Series 2003-IQ4, Class A2 4.07%, 5/15/40	5,266	5,431
Morgan Stanley Capital I Series 2007-T27, Class A1 5.606%, 6/11/42	4,191	4,281
Morgan Stanley Dean Witter Capital Series 2003-HQ2, Class A1 4.18%, 3/12/35	2,989	3,058
		29,840
Whole Loans Backed 0.1%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.829%, 2/25/34	136	112
Bank of America Mortgage Securities Series 2004-H, Class 2A2, ARM 3.166%, 9/25/34	594	525
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	808	802
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.644%, 6/25/35	32	22
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 4.976%, 9/25/35	814	775
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.742%, 3/25/35	200	168
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 4.867%, 3/25/35	209	197
		2,601
Total Non-U.S. Government Mortgage-Backed Securities (Cost $31,651)		32,441

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 5.5%

U.S. Government Agency Obligations 5.4% (2)

Federal Home Loan Mortgage		
5.00%, 10/1/18 - 12/1/23	6,233	6,694
5.50%, 12/1/17 - 10/1/38	605	657
6.00%, 11/1/11 - 8/1/22	2,511	2,749
Federal Home Loan Mortgage, ARM		
2.469%, 10/1/33	3	3
2.498%, 1/1/36	852	891
2.507%, 2/1/35	1,640	1,707
2.708%, 7/1/35	1,028	1,077
2.711%, 2/1/33	3	3
2.739%, 2/1/34	12	13
4.596%, 6/1/38	2,839	2,996
4.667%, 6/1/38	2,053	2,171
4.672%, 6/1/38	1,399	1,479
4.692%, 7/1/38	2,350	2,488
4.729%, 7/1/38	345	364
4.89%, 10/1/36	4,010	4,191
4.92%, 11/1/34	206	222
4.996%, 11/1/35	97	103
5.079%, 9/1/35	963	1,017
5.148%, 2/1/37	375	393
5.153%, 5/1/38	1,418	1,504
5.29%, 2/1/37	1,473	1,551
5.35%, 4/1/37	3,207	3,437
5.382%, 2/1/38	3,240	3,445
5.384%, 5/1/37	1,025	1,091

5.391%, 1/1/36	42	45
5.407%, 2/1/37	1,262	1,327
5.773%, 2/1/37	625	653
5.931%, 12/1/36	843	908
5.986%, 10/1/36	643	694
6.013%, 11/1/36	447	482
6.034%, 1/1/37	193	202
Federal Home Loan Mortgage, CMO		
4.25%, 12/15/21	491	497
4.50%, 2/15/20	3	3
5.00%, 4/15/17 - 8/15/22	564	574
5.50%, 8/15/13 - 12/15/18	2,705	2,808
5.75%, 12/15/18	551	570
6.00%, 9/15/13 - 1/15/30	3,978	4,058
6.50%, 11/15/20 - 8/15/30	160	164
Federal Home Loan Mortgage, VR, 6.28%, 10/27/31	17	19
Federal National Mortgage Assn.		
5.00%, 2/1/18 - 6/1/24	25,529	27,501
5.50%, 5/1/16 - 12/1/34	15,764	17,166
6.00%, 7/1/13 - 1/1/39	16,237	17,781
6.50%, 9/1/12 - 4/1/14	198	206
7.00%, 7/1/22 - 10/1/23	1,982	2,191
Federal National Mortgage Assn., ARM		
1.86%, 10/1/33	1,132	1,181
2.25%, 1/1/35	19	20
2.426%, 2/1/33	7	7
2.458%, 7/1/34	11	12
2.465%, 12/1/32	67	69
2.495%, 7/1/33	3	3

2.526%, 1/1/34	43	45
2.598%, 7/1/35	799	841
2.661%, 9/1/32	45	47
2.739%, 10/1/32	38	40
2.788%, 7/1/27	7	7
3.305%, 7/1/36	912	948
4.725%, 9/1/35	3,821	4,115
4.808%, 5/1/38	3,211	3,399
4.838%, 5/1/38	3,940	4,168
4.84%, 4/1/38	1,746	1,849
4.882%, 5/1/38	4,065	4,306
4.911%, 8/1/38	1,903	2,018
5.054%, 8/1/38	259	275
5.246%, 8/1/38	194	207
5.248%, 12/1/35	106	113
5.298%, 12/1/35	91	96
5.407%, 6/1/37	1,358	1,442
5.417%, 9/1/37	1,047	1,122
5.433%, 12/1/35	113	119
5.459%, 12/1/35	33	35
5.51%, 1/1/37	1,450	1,544
5.746%, 9/1/37	1,375	1,455
5.891%, 12/1/36	380	397
5.992%, 9/1/36	366	394
Federal National Mortgage Assn., CMO		
5.00%, 2/25/17 - 1/25/20	309	315
5.50%, 11/25/13 - 5/25/14	676	697
5.875%, 9/25/28	—	—
6.00%, 6/25/16	25	25

Federal National Mortgage Assn., CMO, VR, 5.61%, 1/25/32	5	5
		149,411

U.S. Government Obligations 0.1%

Government National Mortgage Assn.		
4.50%, 4/15 - 6/15/18	802	869
6.00%, 7/15/16 - 12/15/32	292	324
7.00%, 9/15/12 - 12/15/13	14	14
8.50%, 8/15/16 - 1/20/28	330	391
9.00%, 4/15/18 - 12/15/22	181	208
9.50%, 8/15 - 12/15/21	57	66
		1,872
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $143,670)		151,283

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 64.6%

U.S. Government Agency Obligations 2.4% (3)

Federal Home Loan Bank, 1.625%, 11/21/12	25,285	25,755
Federal Home Loan Mortgage, 0.875%, 10/28/13	13,365	13,405
Federal National Mortgage Assn., 1.00%, 9/23/13	8,115	8,173
Federal National Mortgage Assn., 1.25%, 6/22/12	19,850	20,053
		67,386

U.S. Treasury Obligations 62.2%

U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	277,647	284,356
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/15	272,247	285,095
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/14	228,971	244,391
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	252,647	275,267
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	145,424	156,081
U.S. Treasury Inflation-Indexed Notes, 2.00%, 4/15/12	160,639	165,609

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/11	Value 5/31/10
T. Rowe Price Term Asset-Backed Opportunity Fund	$ -	$ 5,527**	$ 834	$ 4,000	$ 9,083
T. Rowe Price Reserve Investment Fund, 0.14%	¤	¤	504	64,734	411,258
Totals			$ 1,338	$ 68,734	$ 420,341

¤ Purchase and sale information not shown for cash management funds.

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 68,615
Dividend income	504
Interest income	834
Investment income	$ 1,338
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Focused Bond Fund, Inc. (the fund), formerly the T. Rowe Price Short-Term Income Fund, is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The fund commenced operations on September 29, 2006. The fund is available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc. (Price Associates), and/or its affiliates, and is not available for direct purchase by members of the public. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2011, the fund realized $366,000 of net gain on $12,349,000 of in-kind redemptions.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2011, totaled $(1,139,000) for the year ended May 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of May 31, 2011, the fund held foreign exchange derivatives with a fair value of $364,000, included in unrealized gain on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended May 31, 2011, the fund recognized $709,000 of realized loss on Foreign Currency Transactions and a $1,366,000 change in unrealized gain on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended May 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2011, no collateral had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2011, collateral pledged by counterparties to the fund consisted of securities valued at $361,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $333,982,000 and $435,889,000, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. government securities aggregated $2,152,491,000 and $665,545,000, respectively, for the year ended May 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010 were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended May 31, 2011, the fund utilized $13,427,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2011, expire: $1,216,000 in fiscal 2017, and $3,959,000 in fiscal 2018.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At May 31, 2011, approximately 12% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Retirement Funds’ expenses allocated to the fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At May 31, 2011, approximately 88% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation
Focused Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Focused Bond Fund, Inc. (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $259,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year, three-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2006	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2006

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2006	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2006	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Inflation Focused Bond Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe
Assistant Vice President	Price Group, Inc.; formerly Investment Analyst,
Morgan Stanley’s Alternative Investment
Partners Group (to 2007)

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, T. Rowe
Price Investment Services, Inc., and T. Rowe
Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Focused Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011